GOLDMAN SACHS VARIABLE INSURANCE TRUST

Advisor, Institutional, and Service Shares

of the

Goldman Sachs High Quality Floating Rate Fund

(the “Fund”)

Supplement dated April 9, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 29, 2020, as supplemented to date

Effective April 30, 2021, Matthew Kaiser will no longer serve as a portfolio manager for the Fund. Dave Fishman and John Olivo will continue to serve as portfolio managers for the Fund.

Accordingly, effective April 30, 2021, all references to Mr. Kaiser in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITHQTBDSTK 04-21